SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)
                    April 23, 2002
                  -------------------
                Commission File Number 1-6392
                           ------

           PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                    --------------------
   (Exact name of registrant as specified in its charter)

          NEW HAMPSHIRE                      02-0181050
    ----------------------              ---------------
  (State or other jurisdiction of  (I.R.S. Employer incorporation or
         organization)                      Identification No.)


  780 NORTH COMMERCIAL STREET
   MANCHESTER, NEW HAMPSHIRE                      03101
------------------------------------------------------------
(Address of principal executive offices)       (Zip Code)

                       (603) 669-4000
    (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
 (Former name or former address, if changed since last report)


Item 9.  REGULATION AND DISCLOSURE

      The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                        (registrant)



                              By:    /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                                     Title: Assistant
                                     Treasurer - Finance

Date:  April 23, 2002